UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULES OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22878

American Independence Funds Trust II
(Exact name of registrant as specified in charter)

230 Park Avenue, Suite 534, New York, NY 10169
(Address of principal executive offices)   (Zip code)

Eric M. Rubin, President, 230 Park Avenue, Suite 534, New York, NY 10169
(Name and address of agent for service)

with a copy to:
Jon S. Rand, Esq.
Dechert LLC
1095 Avenue of the Americas
New York, NY  10036-6797

Registrant's telephone number, including area code: (646) 747-3477

Date of fiscal year end:               10/31

Date of reporting period:              07/31/14

Form N-Q is to be used by registered management investment companies, other than a small business investment company registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5).  The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedules of Investments

The Schedules of Investments as of July 31, 2014 are filed herewith.

American Independence Funds Trust II	Schedule of Portfolio Investments
MAR Tactical Moderate Growth Fund	July 31, 2014 (Unaudited)

Security Description	Shares	Value ($)
Exchange Traded Products — 97.7%
Alternative Exchange Traded Products— 5.0%
SPDR Gold Shares (a)	1,651	203,717

International Equity Exchange Traded Products — 15.0%
iShares Europe ETF	8,765	407,748
iShares MSCI Mexico Capped ETF	2,974	203,392
		611,140

U.S. Equity Exchange Traded Products — 77.7%
iShares Core S&P Small-Cap ETF	1,922	203,463
SPDR S&P 500 ETF Trust	3,170	612,095
SPDR S&P MidCap 400 ETF Trust	9,441	2,352,036
		3,167,594
Total Exchange Traded Products (Cost $4,044,923)		3,982,451

Short-Term Investment — 3.1%
Money Market Fund — 3.1%
Federated Government Obligations Fund, Institutional Shares, 0.01% (b)	125,481	125,481

Total Short-Term Investments (Cost $125,481)		125,481

Total Investments (Cost $4,170,404(c)) — 100.8%		$4,107,932
Liabilities in excess of other assets — (0.8)%		(33,918)

NET ASSETS — 100.0%		$4,074,014

(a)	Non-income producing security.

(b)	Represents the 7 day yield at 7/31/14.

(c)	See Notes to Schedules of Portfolio Investments for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ETF — Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Schedules of Portfolio Investments.

Valuation Inputs at Reporting Date:
Investment at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Products	$3,982,451	$—	$—	$3,982,451
Short-Term Investments	125,481	—	—	125,481
Total Investments	$4,107,932	$—	$—	$4,107,932

See Notes to Schedules of Portfolio Investments

American Independence Funds Trust II	Schedule of Portfolio Investments
MAR Tactical Growth Fund	July 31, 2014 (Unaudited)

Security Description	Shares	Value ($)
Exchange Traded Products — 98.4%
Alternative Exchange Traded Products— 5.1%
SPDR Gold Shares (a)	1,492	184,098

International Equity Exchange Traded Products — 20.1%
iShares Europe ETF	11,880	552,657
iShares MSCI Mexico Capped ETF	2,689	183,901
		736,558

U.S. Equity Exchange Traded Products — 73.2%
iShares Core S&P Small-Cap ETF	1,736	183,773
SPDR S&P 500 ETF Trust	1,909	368,609
SPDR S&P MidCap 400 ETF Trust	8,534	2,126,075
		2,678,457
Total Exchange Traded Products (Cost $3,562,212)		3,599,113

Short-Term Investment — 3.2%
Money Market Fund — 3.2%
Federated Government Obligations Fund, Institutional Shares, 0.01% (b)	118,157	118,157

Total Short-Term Investments (Cost $118,157)		118,157

Total Investments (Cost $3,680,369(c)) — 101.6%		$3,717,270
Liabilities in excess of other assets — (1.6)%		(57,223)

NET ASSETS — 100.0%		$3,660,047

(a)	Non-income producing security.

(b)	Represents the 7 day yield at 7/31/14.

(c)	See Notes to Schedules of Portfolio Investments for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

ETF — Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Schedules of Portfolio Investments.

Valuation Inputs at Reporting Date:
Investment at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Products	$3,599,113	$—	$—	$3,599,113
Short-Term Investments	118,157	—	—	118,157
Total Investments	$3,717,270	$—	$—	$3,717,270

See Notes to Schedules of Portfolio Investments

American Independence Funds Trust II	Schedule of Portfolio Investments
Laffer Dividend Growth Fund	July 31, 2014 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 96.0%
Consumer Discretionary — 7.4%
Ford Motor Co.	14,889	253,411
Target Corp.	3,993	237,943
		491,354

Consumer Staples — 11.0%
Coca-Cola Co. (The)	6,386	250,906
General Mills, Inc.	4,728	237,109
Philip Morris International, Inc.	2,912	238,813
		726,828

Energy — 15.5%
Access Midstream Partners LP	4,350	261,957
NGL Energy Partners LP	5,965	256,197
Seadrill Partners LLC (a)	7,813	253,141
Williams Cos., Inc. (The)	4,509	255,345
		1,026,640

Financials — 22.5%
American Realty Capital Properties, Inc. REIT	18,132	237,710
BlackRock, Inc.	820	249,879
Hercules Technology Growth Capital, Inc. (b)	14,351	235,643
NorthStar Realty Finance Corp. REIT (c)	15,889	255,813
Omega Healthcare Investors, Inc. REIT	7,182	262,430
W.P. Carey, Inc. REIT	3,720	244,516
		1,485,991

Health Care — 7.6%
GlaxoSmithKline PLC ADR (a)	5,170	250,073
Johnson & Johnson	2,500	250,225
		500,298

Industrials — 3.6%
General Electric Co.	9,568	240,635

Information Technology — 8.1%
Apple, Inc.	2,840	271,419
Microsoft Corp.	6,121	264,182
		535,601

Materials — 4.6%
LyondellBasell Industries NV, Class A (a)	2,870	304,938

Telecommunication Services — 7.1%
BCE, Inc. (a)	5,483	248,270
Vodafone Group PLC - ADR (a)	6,656	221,112
		469,382

Utilities — 8.6%
NextEra Energy, Inc.	2,843	266,929
ONEOK, Inc.	4,633	298,504
		565,433

Total Common Stocks (Cost $6,299,850)		6,347,100

See Notes to Schedules of Portfolio Investments

American Independence Funds Trust II	Schedule of Portfolio Investments
Laffer Dividend Growth Fund	July 31, 2014 (Unaudited)

Security Description	Shares	Value ($)
Short-Term Investment — 5.3%
Money Market Fund — 5.3%
Federated Government Obligations Fund, Institutional Shares, 0.01% (d)	348,321	348,321

Total Short-Term Investments (Cost $348,321)		348,321

Total Investments (Cost $6,648,171(e)) — 101.3%		$6,695,421
Liabilities in excess of other assets — (1.3)%		(84,345)

NET ASSETS — 100.0%		$6,611,076

(a)	Foreign security incorporated outside the United States.

(b)	Business Development Company - A closed-end investment company regulated under the Investment Company Act of 1940, as amended.

(c)	Non-income producing security.

(d)	Represents the 7 day yield at 7/31/14.

(e)	See Notes to Schedules of Portfolio Investments for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Schedules of Portfolio Investments.

Valuation Inputs at Reporting Date:
Investment at Value	Level 1	Level 2	Level 3	Total
Common Stock	$6,347,100	$—	$—	$6,347,100
Short-Term Investments	348,321	—	—	348,321
Total Investments	$6,695,421	$—	$—	$6,695,421

See Notes to Schedules of Portfolio Investments

American Independence Funds Trust II
Notes to Schedules of Portfolio of Investments
July 31, 2014 (Unaudited)

1. Organization:

American Independence Funds Trust II (the “Trust”) is a Delaware business statutory trust that was organized on June 28, 2013, as an open-end, management investment company. The Trust currently consists of five series, or mutual funds, the American Independence MAR Tactical Conservative Fund, the American Independence MAR Tactical Moderate Growth Fund, the American Independence MAR Tactical Growth Fund, the American Independence MAR Tactical Aggressive Growth Fund and the American Independence Laffer Dividend Growth Fund.

The Trust is currently offering three of the five series, MAR Tactical Moderate Growth Fund, MAR Tactical Growth Fund and Laffer Dividend Growth Fund, each with its own investment objectives and strategies. This report contains the Schedule of Portfolio Investments of each of the three active series (individually, a "Fund"; collectively, the "Funds").

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its schedules of portfolio investments. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The preparation of schedules of portfolio investments requires management to make estimates and assumptions that affect the amounts reported for the date of the schedules of portfolio investments. Actual results could differ from those estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq are valued at the market value as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time (“Valuation Time”). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Debt securities held by a Fund generally are valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies not traded on an exchange are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which prices from the Funds’ pricing services are not readily available are valued at fair value by American Independence Financial Services, LLC (“American Independence” or the “Adviser”) or the sub-adviser in accordance with guidelines approved by the Trust’s Board of Trustees. For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of the NYSE.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures”, establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of July 31, 2014, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund’s schedule of portfolio investments, which also includes a breakdown of the Fund’s investments by geographic or industry concentration.

With respect to the Funds, there were no transfers into and out of any level during the current quarter presented. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The valuation of a Level 3 security will be dealt with on a case by case basis and will depend upon the circumstances surrounding that security. In determining a fair value, the Funds’ valuation committee will assess a value that they might reasonably expect to receive for a security upon its current sale. Methods for valuing securities may include, but are not limited to, multiple earnings; discount from market of a similar freely traded security; yield to maturity; prior market values of the security; and ratings. To determine the appropriate valuation method, the following general factors are considered: the fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; the evaluation of the forces which influence the market in which the securities are purchased and sold; and any other relevant factors.

Securities Purchased on a When-issued Basis

The Funds may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement.

Financial Futures Contracts

The Funds may enter into financial futures contracts to hedge their interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation of the price of futures contracts with the underlying interest rate risk.

Investments in financial futures contracts require the Funds to “mark to market” open positions on a daily basis, in order to reflect the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. The details of each Fund’s open futures contracts at July 31, 2014 (where applicable) are contained at the end of that Fund’s Schedule of Portfolio Investments. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

Options Transactions

The Funds may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

The Funds may write put and call options on securities only if they are covered and such options must remain covered as long as that Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a Fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and that Fund would suffer a loss. The Funds may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), there is no assurance that the Funds will succeed in negotiating a closing out of a particular OTC option at any particular time. If a Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund’s limitation on investments in securities that are not readily marketable.

Investments in Derivatives

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount.

Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

Investments in Master Limited Partnerships (“MLPs”):

The Laffer Dividend Growth Fund will be subject to deferred tax risk by investing in MLPs. Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as (ii) capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s net asset value (“NAV”). Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred tax liability will increase NAV. The Fund generally computes deferred income taxes based on the federal tax rate applicable to corporations, currently 35% and an assumed rate attributable to state taxes. A change in the federal tax rate applicable to corporations and, consequently, any change in the deferred tax liability of the Fund, may have a significant impact on the NAV of the Fund. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment income gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of these investments and general market conditions.

The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability for purposes of financial statement reporting and determining NAV. From time to time, the Adviser may modify the estimates or an assumption regarding the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income taxed, if any, will be incurred over many years depending on if, and when, investment gains and losses are realized, the then current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.

Investments in Business Development Companies (“BDC”):

The Laffer Dividend Growth Fund can invest in BDCs which are subject to various risks, including management’s ability to meet the BDC’s investment objectives, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds; they may trade in the secondary market at a discount to their net asset value. Historically, BDCs have tended to fall back in the short term as interest rates rise suddenly, but in the long term they have done just as well during eras of rising interest rates as they did during eras of declining interest rates.

Investment Transactions

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period.

3. Federal Income Tax Information:

At July 31, 2014, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
MAR Tactical Moderate Growth Fund	$4,171,726	$18,295	$(82,089)	$(63,794)
MAR Tactical Growth Fund	3,681,465	79,501	(43,696)	35,805
Laffer Dividend Growth Fund	6,649,294	191,542	(145,415)	46,127

The difference between cost amounts for financial reporting and Federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

4. Subsequent Events:

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the Schedules of Portfolio Investments and Notes to Schedules of Portfolio Investments were issued. There were no subsequent events to report that would have a material impact on the Funds’ Schedules of Portfolio Investments and Notes to Schedule of Portfolio Investments.

Item 2. Controls and Procedures.

(a)     The Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)     There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)     Certification of principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) American Independence Funds Trust II

By (Signature and Title)

/s/ Eric M. Rubin
Eric M. Rubin
President

Date: September 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Eric M. Rubin
Eric M. Rubin
President

Date: September 25, 2014

By (Signature and Title)

/s/ Susan L. Silva
Susan L. Silva
Treasurer

Date: September 25, 2014